UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21846

Clough Global Opportunities Fund
(Exact name of registrant as specified in charter)

1625 Broadway, Suite 2200, Denver, Colorado			80202
(Address of principal executive offices)			(Zip code)

Erin E. Douglas, Secretary Clough Global Opportunities Fund 1625 Broadway, Suite 2200 Denver, Colorado 80202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-623-2577

Date of fiscal year end:	March 31

Date of reporting period:	September 30, 2006

Item 1.  Reports to Stockholders.

Semi-Annual Report

September 30, 2006

(unaudited)

SHAREHOLDER LETTER

September 30, 2006 (unaudited)

To Our Shareholders;

The Clough Global Opportunities Fund began investing on April 26, 2006. Its closing market price on September 30, 2006 was $17.54, a decline from its $20.00 initial offering price. Additionally, $0.30 per share in distributions were paid during the period, so the Fund’s total return to shareholders, including reinvested dividends, based on market price was -10.9%. Meanwhile the Fund’s underlying net asset value, adjusting for reinvested dividends, declined 2.5% from $19.10 to $18.33 from inception in April 2006 to September 30, 2006.

Year-to-date total returns based on net asset value trail most market benchmarks. What we have called “the globalization trade” (energy, selective non-US markets, and the occasional commodity investment) suddenly stopped working in May and in September a rally emerged in the Dow and S&P 500, particularly in stocks of technology and retail companies. The Fund has a modest commitment in technology, but little exposure to in retail stocks due to their high valuations and decelerating sales. The Fund also has positions in selective energy holdings and declines in these were responsible for much of the Fund’s first half underperformance. The Japanese market also lagged behind global markets. In response, we have made a number of adjustments to the Fund. Our commodity exposure is modest, limited to a few precious metals stocks and a position in Phelps Dodge. While sustaining our energy exposure we have limited it to what we believe are the most valuable oil and gas producers and the deep water drilling companies. More on that later in the letter.

In terms of importance, a broad portfolio of global financial stocks, which consist of property-casualty reinsurance, Japanese and Brazilian banks and global investment banks collectively rank as our largest single investment theme; equities based upon a domestic Japanese recovery, and energy also remain large commitments. The Fund also has selected technology holdings.

Central banks are tightening money and yet global bond yields remain low. We see a slower U.S. economy in coming years as the housing boom slows, bringing on a structural period of low inflation and interest rates. As the global stock of liquidity continues to expand there will be growth opportunities in managing its migration. In the U.S., $60 trillion in financial assets are supported by a $13 trillion GDP, while non-gold international reserves held by central banks total $4.7 trillion, 15% higher year on year. Emerging market central banks hold $3.3 trillion, 21% higher than a year ago. All this suggests that the recurrence of the financial crises of the 1990s, which came from recurrent liquidity squeezes when bank credit collapsed, are unlikely.

This also suggests that cross border merger and acquisition activity, investment management and developing economy capital market activity will be growth areas for some time. We have a portfolio of stocks of financial companies with a global reach, access to the movement of global capital flows, or franchises in the fastest growing financial markets. Some have strong emerging market exposure and growing private wealth management operations. They are located in the U.S., Europe, Asia and Latin America. Multiples are low, profit margins are widening and dividend yields are in the 3-4% range. Along with Barclay’s PLC (a UK based institution with global reach and a strong Exchange Traded Funds business) and Lloyd’s TSB Group PLC (another UK based institution which would offer an acquisitive U.S. institution quick foreign exposure), we have even recently added (since 9/30) Citigroup (C–NYSE) to the portfolio. The company has a global reach, the stock has done nothing throughout the entire bull market. Earnings have been sluggish due to high investment levels and cost pressure. As a result, management is under pressure to improve shareholder returns and these headwinds seem to be abating. A 4% yield limits downside in the stock. This is balanced by short positions in U.S. mortgage and consumer dependent banking institutions.

We think Brazilian banks offer one of the best financial growth stories on the planet, growing 20–25% per year and book values are growing even faster. Collectively, they have very solid capital bases, interest rates are declining in Brazil, home mortgage and consumer credit cycles are emerging for the first time and mortgage securitization is being explored. The stocks offer 3–4% yields in a strong currency. Brazilian stocks and the currency rallied in the face of news that a presidential election runoff was required. When a confused political situation is shrugged off by the financial markets and stocks rally, the signal is a positive one.

The Fund also holds a portfolio of Asian financial institutions and real estate investment trusts where the first credit cycle in a decade is just beginning. Hong Kong residential property offers strong interest rate sensitivity in a slowing world. Supply restrictions and a falling real mortgage rate are good stimuli. We own a number of well capitalized Asian banking institutions with exposure to a Chinese credit cycle. For over a decade following the 1997 Asian financial collapse, little has happened on the credit front. Now, with better capitalized banks and reformed capital markets, lending and real estate cycles can get underway.

Our long-held insurance stocks are beginning to perform. A naïve analysis would suggest the reason is a lack of hurricane events, but the real opportunity would become more apparent if pricing holds up for the reinsurers even in a high return scenario. The industry is more of an oligopoly and the value of global assets that must be insured is growing so rapidly that the industry’s capital base is likely to remain short. We expect P/E multiples to move higher.

Our greatest disappointment has been Japanese share prices, which have declined in U.S. dollar terms since the Fund began investing, and have been a major drag on the Fund. Japan’s smaller capitalization equity indexes have remained depressed at their midsummer lows despite a strong economy while equity markets everywhere else have rallied. While the U.S. consumer is running out of steam and competition is brutal in U.S. consumer industries, the Japanese consumer is just ramping up.

We are bullish on Japan. Foreign investors have left that market but domestic money flows will shift out of government bonds and real estate into shares as corporate profitability continues to rise. Our Japanese holdings have been a drag on performance this year, yet we believe Japan may provide one of the developed world’s major bull markets for the rest of the decade. With employment and capital spending accelerating, profits will be strong in 2007. Japan has a positive output gap, labor is tight, incomes are rising and productivity and profits are strong. Even in a weak lending environment, Japanese bankers have delivered double digit earnings growth this year. Japanese households and businesses hold huge amounts of liquidity and the Bank of Japan has been reluctant to raise interest rates from little more than zero. Moreover the Yen has been weak all year as Yen borrowings have moved offshore. Our guess is all of these will be the basis for strong returns to U.S. dollar investors in 2007.

As 2006 draws to a close, the Japanese market is the world’s cheapest. P/E ratios are just barely above those in the U.S., but interest rates are far lower. Japan’s Tankan survey, the best leading indicator we can find, is at a two year high. Japanese regional bank stocks are down 8% year to date yet they boast market capitalization to asset ratios of 8% and interest rates on loans are moving well ahead of deposit costs as the Bank of Japan tightens (i.e. net interest margins are expanding). U.S. banks are twice as expensive and they will begin to see loan quality problems. Japanese banks are past theirs. The investment trust business is also picking up as Japanese investors begin to mobilize deposits. Sumitomo Trust just raised its earnings estimate 30%.

Energy as an investment theme has become very controversial and experts are on both sides of the secular argument. Oil prices have declined $20 per barrel begging the question: Is the energy cycle over or are we simply late in an energy stock correction that begun a year ago? Although we think the latter, we do listen to the market, see what we think are seasonal weakness in oil and gas pricing, and have focused our long holdings to stocks of oil and gas producers with long lived low cost reserves and oil service companies involved in deep water exploration and production. Our strategy is to own the companies that have the oil and will be responsible for any new production and the companies that dominate the services and technologies necessary to access it.

Many energy stocks have declined so sharply that an oil price collapse and a peaking in oil service profitability are being discounted when both are unlikely. In fact the evidence suggests that a period of high energy prices and high cash on cash returns for well positioned producers will persist for some years. Even at $50 per barrel oil, Anadarko Petroleum Corp., a Fund holding, should generate cash returns upwards of 35% on its deepwater Gulf of Mexico fields. Energy stocks never discounted $60 oil and have declined so sharply that single digit P/E ratios are common. We still believe the long term upside is far greater than the commonly feared downside. There are several reasons for this:

1)             Every data point we see suggests well productivity globally is in steep and accelerating decline and that the investment necessary to sustain current production is not being made. Global production has decelerated in each of the past three years and in recent months appears to have stopped growing altogether despite a 50% increase in active rigs, according to the Bank Credit Analyst.

2)             Even in a slowing world economy there is no sign demand has slackened, and indeed could reaccelerate as recent wholesale price declines reach the retail gasoline pump. Recent EIA forecasts include lowered demand growth estimates, but they have consistently overestimated supply and underestimated demand.

3)             High absolute oil and gas inventories are in the news, but when related to global GDP, global inventories reached a new low. Non-OPEC supplies are scheduled to increase in 2007, but those estimates assume new production will come easy. That rarely happens and in any case won’t be repeated in 2008-2010. Structural growth in Asia continues to bear on demand and in the absence of a severe U.S. recession; global demand will put renewed pressures on supplies once the Northern Hemisphere winter appears.

4)             U.S. gasoline and heating oil inventories are high only relative to historical levels, and that is due to huge imports, which will fall back as refining spreads decline. Relative to global usage, inventories are structurally quite small. The crude oil futures market is in contango with six month out futures selling at 10% premiums to the spot month. Some have argued that indicates the market is calling for higher, not lower inventories. We suspect oil prices will be volatile in both directions but remain at higher prices than the stocks are discounting. With oil in the $50 to $75 range, the value of reserves will continue to rise in value. We note that highly vocal integrated oil executives who predict excess supplies will drive oil to $35 bbl preside over companies whose oil reserves are depleting the fastest.

5)             It is normal for cyclical stocks like energy to sell at low P/E ratios when the cycle peaks, but many stocks are cheap on book value. For example, Parallel Petroleum, a fund holding with strong exposure to potentially prolific Barnett Shale deposits sells at a 40% discount to net asset value. Hess Corp. sells at a 30% discount to net assets.

6)             Energy stocks may behave like technology stocks in the 1990s, displaying sudden corrections but sustaining a secular uptrend that could last a decade. The next rise in the stocks could be driven by a rise in the industry’s P/E ratio as it continues to generate huge cash flow and continues to buy back its stock.

7)             As the majors continue to let their reserves run down, the major independents with large and growing reserves like Devon Energy Corp. and Anadarko Petroleum become attractive targets for acquisition.

At present we are rebuilding our natural gas exposure and believe natural gas investments will again prove rewarding. Storage levels are temporarily high, and for the moment that will kill off demand for low cost land drilling equipment and put pressure on coal producers. Most marginal gas producers need $6 gas to remain profitable, but that is a very profitable level for low cost producers. Chesapeake Energy has shut in 6% of its gas production indicating $4 gas is no more sustainable than $40 oil.

The way we think this will all play out is as follows. The coming of cold weather and the end of the low demand “shoulder season” will stabilize prices at relatively high levels, certainly enough to support investment in deep water drilling and Canadian Oil Sands. This is very costly, and in the case of Oil Sands, very gas intensive drilling. New reserves may evolve, but at high cost. In the meantime very substantial profit declines have been discounted in equities we do not think will emerge. P/E ratios have to rise (i.e., the cost of capital will have to decline) for this sector if the large investments necessary to develop new fields will be made.

We have diversified the Fund so no one theme dominates performance and have added other positions to diversify. After six years of underperformance there are values in the technology sector and we have built holdings there in the semiconductor and telecommunications sectors. We have recently added shares of Sprint-Nextel to the portfolio, a stock which has declined over 30% in the last six months due to slowing subscriber growth and merger integration issues. We believe current earnings and management turnover problems are discounted yet it sports strong spectrum and consumer franchise values and potential margin expansion as the Nextel and Sprint networks are integrated.

Net equity exposure in the Fund is below 100%. We believe we hold the right secular themes with good values and low expectations. We have never seen a credit cycle like the recent U.S. mortgage boom unwind without negative economic consequences in the economic sector that did the borrowing and our short positions are focused on consumer companies where earnings expectations are too high on mortgage lenders with aggressive balance sheets.

We thank you for investing in the Clough Global Opportunities Fund and invite you to read updates on the website www.cloughglobal.com.

Sincerely,

Charles I. Clough, Jr.

Clough Capital Partners, L.P. is a Boston-based investment management firm that has approximately $2.7 billion under management. For equities, the firm uses a global and theme-based investment approach based on identifying chronic shortages and growth opportunities. For fixed-income, Clough believes changing economic fundamentals help reveal potential global credit market opportunities based primarily on flow of capital into or out of a country. Clough was founded in 2000 by Chuck Clough and partners James Canty and Eric Brock. These three are the portfolio managers for the Clough Global Allocation Fund.

PORTFOLIO ALLOCATION

September 30, 2006 (unaudited)

Asset Type (As a percentage of total investments)

Common Stocks	74.43%
U.S. Government & Agency Obligations	15.70%
Short-Term Investments Corporate Bonds & Notes	4.05%
Asset / Mortgage - Backed Securities	3.06%
Options Purchased	1.61%
Exchange Traded Funds	1.15%

Global Breakdown (As a percentage of total investments)

USA	59.70%
Japan	17.43%
Bermuda	6.16%
Brazil	3.99%
Canada	2.12%
China	1.95%
Hong Kong	1.83%
Great Britain	1.52%
Thailand	1.33%
Netherlands	0.75%
Finland	0.61%
South Korea	0.60%
Israel	0.53%
Mexico	0.44%
Switzerland	0.37%
Singapore	0.25%
Columbia	0.22%
India	0.17%
Panama	0.02%
Russia	0.01%

STATEMENT OF INVESTMENTS

September 30, 2006 (unaudited)

	Shares	Value
COMMON STOCK 83.30%
Consumer/Retail 6.21%
Daimaru Inc.	584,600	$7,220,583
DSW Inc. (a)	91,630	2,886,345
Fast Retailing Company Ltd.	62,200	5,839,560
Honeys Co. Ltd.	106,800	5,451,886
Komeri Company Ltd.	178,200	5,943,771
Nitori Co. Ltd.	106,700	4,832,550
Point Inc.	133,600	7,057,473
Sapporo Holdings Ltd.	558,900	2,654,332
Staples Inc.	251,800	6,126,294
Uni-Charm Corp.	99,000	5,497,905
Yamada Denki Co. Ltd.	53,700	5,382,502
		58,893,201
Energy 17.43%
Coal 0.09%
Evergreen Energy Inc. (a)	85,000	893,350

Exploration & Production 6.05%
Anadarko Petroleum Corp.	165,200	7,240,716
Carrizo Oil & Gas Inc. (a)	53,169	1,371,229
Chesapeake Energy Corp.	310,900	9,009,882
Chevron Corp.	55,700	3,612,702
ConocoPhillips	38,400	2,285,952
Devon Energy Corp.	143,600	9,068,340
Encana Corp.	45,300	2,115,057
Hess Corp.	108,800	4,506,496
Newfield Exploration Co. (a)	171,000	6,590,340
Parallel Petro Corp. (a)	84,100	1,687,046
PetroHawk Energy Corp. (a)	38,000	394,440
Petroquest Energy Inc. (a)	10,000	104,300
Southwestern Energy (a)	160,900	4,806,083
Talisman Energy Inc.	159,600	2,604,432
Ultra Petroleum Corp. (a)	40,800	1,962,888
		57,359,903
Oil Services and Drillers 11.29%
Addax Petroleum Corp. (c)	57,300	1,370,791
Baker Hughes Inc.	125,500	8,559,100
BJ Services Company	44,000	1,325,720
Cameron International Corp. (a)	156,400	7,555,684
Diamond Offshore Drilling Inc.	82,600	5,977,762
ENSCO International Inc.	105,600	4,628,448
FMC Technologies Inc. (a)	264,547	14,206,174
Global SantaFe Corp.	88,300	4,414,117
Halliburton Company	119,800	3,408,310
Helix Energy Solutions Group Inc. (a)	178,500	5,961,900
Hydril (a)	22,700	1,272,562
National - Oilwell Inc. (a)	52,700	3,085,585
Noble Corp.	84,800	5,442,464
Oil States International Inc. (a)	93,100	2,560,250
Rowan Cos Inc.	177,886	5,626,534
Schlumberger Ltd.	167,700	10,402,431
Smith International Inc.	72,000	2,793,600

	Shares	Value
Oil Services and Drillers (continued)
Superior Energy Services (a)	82,000	$2,153,320
Transocean Inc. (a)	146,200	10,706,226
Weatherford International (a)	133,100	5,552,932
		107,003,910
TOTAL ENERGY		165,257,163

Finance 18.59%
Banks 14.29%
77 Bank Ltd.	159,000	1,102,400
Banco Bradesco - Spon ADR	295,500	9,854,925
Banco Itau Holding Financeira - Spon ADR	256,400	7,692,000
BanColombia SA - Spon ADR	78,500	2,245,100
Bangkok Bank PCL	1,562,500	4,450,619
Bank of East Asia Ltd.	1,060,000	4,836,952
Bank of New York Co. Inc.	214,000	7,545,640
Bank of Yokohama Ltd.	1,159,000	9,124,825
Barclays PLC - Spon ADR	240,200	12,194,954
Brookline Bancorp, Inc.	288,000	3,960,000
Chiba Kogyo Bank Ltd. (a)	22,900	384,817
China Merchants Bank Co. Ltd. (a)	217,800	306,963
Daiwa Securities Group Inc.	628,000	7,326,002
DBS Group Holdings Ltd.	203,000	2,454,022
First Niagara Financial Group Inc.	34,000	495,720
Hokkoku Bank Ltd.	126,800	567,849
Joyo Bank Ltd.	897,900	5,328,490
Kasikornbank PCL	1,884,800	3,361,682
Kookmin Bank ADR	77,700	6,062,931
Lloyds TSB Group PLC - Spon ADR	57,300	2,320,650
Mellon Financial	112,800	4,410,480
Mizuho Financial Group Inc.	935	7,250,455
NewAlliance Bancshares Inc.	71,600	1,048,940
Nikko Cordial Corp.	520,000	6,030,900
Nomura Holdings Inc - ADR	81,000	1,423,980
Nomura Holdings Inc.	413,000	7,272,296
Shizuoka Bank Ltd.	665,000	7,228,444
Siam Commercial Bank PCL	2,080,000	3,322,242
Siam Commercial Bank PCL	1,377,700	2,200,506
UBS AG	62,000	3,677,220
		135,482,004

NonBank 4.30%
Annaly Capital Management Inc.	113,800	1,495,332
Apollo Investment Corp.	450,700	9,243,857
Ares Capital Corp.	85,400	1,487,668
Crystal River Capital Inc.	104,200	2,384,096
Hong Kong Exchanges and Clearing Ltd.	800,000	5,837,767
Mitsubishi UFJ Financial Group Inc.	498	6,408,127
Mitsubishi UFJ Securities Co.	568,000	7,116,529
NIS GROUP Co. Ltd.	8,599,900	5,387,451
Thomas Weisel Group (a)	90,100	1,446,105
		40,806,932
TOTAL FINANCE		176,288,936

	Shares	Value
Healthcare 0.81%
Biosphere Medical Inc. (a)	59,500	$392,700
Sepracor Inc. (a)	150,000	7,266,000
		7,658,700
Industrial 7.36%
American Science & Engineering Inc. (a)	109,565	5,316,094
Bunge Ltd.	19,300	1,118,435
Chicago Bridge & Iron Company - NY shares	313,500	7,542,810
Deere & Co.	20,000	1,678,200
Dresser-Rand Group Inc. (a)	98,100	2,001,240
Empresa Brasileira de Aeronautica - Spon ADR	38,700	1,519,749
General Electric Co.	285,300	10,071,090
Hexcel Corp. (a)	30,700	434,405
Ingersoll-Rand Co. Ltd.	95,600	3,630,888
International Rectifier Corp. (a)	99,300	3,459,611
Kokuyo Company Ltd.	276,000	4,387,962
Lenovo Group Ltd.	13,157,600	5,168,023
McDermott International Inc. (a)	75,500	3,155,900
Olin Corp.	250,600	3,849,216
Owens-Illinois Inc. (a)	214,300	3,304,506
Pasona Inc.	1,214	2,353,490
Smurfit-Stone Container Corp. (a)	793,500	8,887,200
Tata Motors Ltd. - Spon ADR	90,600	1,683,348
Willbros Group Inc. (a)	15,500	242,110
		69,804,277
Insurance 8.68%
ACE Ltd.	30,000	1,641,900
The Allstate Corp (a)	160,000	10,036,800
American International Group	50,400	3,339,504
Aspen Insurance Hldg.	15,000	387,450
Endurance Specialty Holdings Ltd.	45,000	1,586,700
Everest Re Group Ltd.	98,400	9,596,952
Hanover Insurance Group Inc.	100,000	4,463,000
Metlife Inc.	40,000	2,267,200
Montpelier Re Holdings Ltd.	1,077,400	20,890,786
PartnerRe Ltd.	185,100	12,507,207
Platinum Underwriters Holdings	337,100	10,392,793
RAM Holdings Ltd. (a)	80,700	1,049,100
St. Paul Travelers Cos Inc.	45,000	2,110,050
XL Capital Ltd.	30,000	2,061,000
		82,330,442
Metals & Mining 1.53%
Cameco Corp.	60,000	2,194,200
Coeur d’Alene Mines Corp. (a)	217,600	1,024,896
Newmont Mining Corp.	37,500	1,603,125
North American Palladium Ltd. (a)	113,300	828,223
Pan American Silver Corp. (a)	121,100	2,366,294
Phelps Dodge Corp. (a)	70,100	5,937,470
Stillwater Mining Co. (a)	71,900	603,960
		14,558,168

	Shares	Value
Real Estate 5.51%
Aeon Mall Co. Ltd.	23,100	$1,220,267
Cheung Kong Holdings Ltd.	495,900	5,324,592
China Unicom Ltd.	5,133,000	5,060,096
Daiwa House Industry Co.	429,000	7,426,921
Goldcrest Company Ltd.	103,600	5,621,807
Hysan Development Co. Ltd.	630,000	1,615,707
Mitsubishi Estate Co. Ltd.	233,900	5,108,673
Mitsui Fudosan Co. Ltd.	222,500	5,057,460
TOC Co. Ltd.	1,046,000	5,507,827
Tokyo Corp.	1,066,000	7,327,763
Urban Corp.	236,200	2,955,374
		52,226,487
Real Estate Investment Trust (REIT) 0.16%
Champion REIT (a)(c)	893,000	444,743
Mills Corp.	61,700	1,031,007
		1,475,750
Technology & Communications 8.68%
Avnet Inc. (a)	434,500	8,524,890
Cisco Systems Inc. (a)	128,700	2,960,100
CTC Media Inc. (a)	4,700	104,810
Dell Inc. (a)	246,600	5,632,344
Google, Inc. (a)	28,100	11,293,390
Intel Corp.	283,500	5,831,595
Motorola Inc.	17,800	445,000
News Corp - Class B	650,600	13,428,384
Nokia Corp - Spon ADR	310,900	6,121,621
Oracle Corp. (a)	112,300	1,992,202
Qualcomm Inc.	234,400	8,520,440
Radvision Ltd. (a)	323,600	5,339,400
Research In Motion (a)	74,600	7,658,436
Sprint Nextel Corp.	256,900	4,405,835
		82,258,447
Transportation 1.46%
AMR Corp. (a)	78,600	1,818,804
All Nippon Airways Co. Ltd.	1,030,000	4,167,958
JB Hunt Transport Services Inc.	107,000	2,222,390
Nippon Express Co. Ltd.	806,000	4,319,136
Swift Transportation Co. Inc (a)	57,200	1,356,784
		13,885,072
Utilities 6.88%
Ameren Corp.	30,000	1,583,700
British Energy Group PLC (a)	75,000	815,172
China Power International Development Ltd.	1,657,500	678,689
Datang International Power Generation Co. Ltd.	2,200,000	1,651,980
Duke Energy Corp.	54,100	1,633,820
Edison International	160,500	6,683,220
Entergy Corp.	30,000	2,346,900
Exelon Corp.	79,100	4,788,714
Huadian Power International Co.	2,606,700	739,451

	Shares	Value
Utilities (continued)
Huaneng Power International Inc.	3,873,000	$2,793,895
ITC Holdings Corp.	25,400	792,480
Mirant Corp. (a)	188,600	5,150,666
NiSource Inc.	227,200	4,939,328
NRG Energy Inc. (a)	140,000	6,342,000
Public Service Enterprise Group Inc.	107,000	6,547,330
Reliant Energy Inc. (a)	610,000	7,509,100
Southern Company	80,000	2,756,800
Williams Cos. Inc.	311,300	7,430,731
		65,183,976

TOTAL COMMON STOCK (Cost $794,984,300)		789,820,619

EXCHANGE TRADED FUNDS 1.29%
iShares
FTSE/Xinhua China 25 Index Fund	40,100	3,254,115
MSCI Canada	90,000	2,160,000
MSCI Mexico Index Fund	101,500	4,385,815
S&P/TOPIX 150 Index Fund	20,000	2,384,200
TOTAL EXCHANGE TRADED FUNDS (Cost $12,345,799)		12,184,130

		Principal
Due Date	Coupon	Amount	Value
CORPORATE BONDS 4.53%
The Allstate Corp.
04/01/2036	5.95%	$4,000,000	4,010,956
Citigroup, Inc.
08/25/2036 (a)	6.13%	6,000,000	6,192,408
Consolidated Edison Co. of New York
06/15/2036 (a)*	6.20%	8,000,000	8,413,560
Merrill Lynch
06/13/2008 (c)	15.22%	20,000,000	21,070,000
The St Paul Travelers Cos Inc.
06/20/2036 (a)	6.75%	3,000,000	3,242,940
TOTAL CORPORATE BONDS (Cost $40,780,758)			42,929,864

ASSET/MORTGAGE BACKED SECURITIES 3.42%
Federal Home Loan Mortgage Corporation (FHLMC) Gold
04/01/2036	6.00%	4,821,349	4,848,107
06/01/2036	6.00%	19,742,821	19,852,394
Federal Home Loan Mortgage Corporation (FHLMC)
09/15/2036	6.00%	8,000,000	7,776,440
TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $32,177,624)			32,476,941

		Principal
Due Date	Coupon	Amount	Value
GOVERNMENT & AGENCY OBLIGATIONS 17.57%
Federal Home Loan Mortgage Corporation (FHLMC)
05/23/2016*	6.125%	$20,000,000	$20,234,320
08/10/2016^	8.55%	20,000,000	19,933,000
08/25/2016	6.00%	5,000,000	5,005,350
Federal National Mortgage Association (FNMA)
09/26/2036	6.55%	35,000,000	35,026,915
U.S. Treasury Bond
02/15/2031*	5.375%	80,000,000	86,431,280
TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $161,962,726)			166,630,865

	Expiration	Exercise	Number
	Date	Price	of Contracts	Value
PURCHASED CALL OPTIONS 1.80%
Anadarko Petroleum Corp.	January, 2008	$50.00	1,157	566,930
Chevron Corp.	January, 2008	65.00	3,000	2,100,000
ConocoPhillips	January, 2008	65.00	2,000	1,140,000
	January, 2008	70.00	5,500	2,255,000
Diamond Offshore Drilling Inc.	January, 2007	80.00	2,000	760,000
Hess Corp.	January, 2008	46.63	5,500	2,887,500
	January, 2008	50.00	1,000	415,000
iShares Lehman 20+ Year Treasury Bond Fund	January, 2008	88.00	10,000	4,250,000
Phelps Dodge Corp.	January, 2007	80.00	800	748,000
	January, 2008	82.50	500	735,000
Schlumberger Ltd.	January, 2008	67.50	1,500	1,237,500

TOTAL PURCHASED CALL OPTIONS (Cost $27,005,904)				17,094,930

Total Investments - 111.91% (Cost $1,069,257,111)				1,061,137,349

Liabilities in Excess of Other Assets - (11.91)%				(112,970,876)

NET ASSETS - 100.00%				$948,166,473

SCHEDULE OF OPTIONS WRITTEN

	Expiration	Exercise	Number
	Date	Price	of Contracts	Value
COVERED CALL OPTIONS WRITTEN
Anadarko Petroleum Corp.	January, 2008	$67.50	1,157	$(150,410)
ConocoPhillips	January, 2008	100.00	2,000	(100,000)
	January, 2008	115.00	1,500	(22,500)
	January, 2008	90.00	4,000	(390,000)
Diamond Offshore Drilling Inc.	January, 2007	100.00	2,000	(100,000)
Hess Corp.	January, 2008	58.38	6,500	(1,462,500)
iShares Lehman 20+ Year Treasury Bond Fund	January, 2008	93.00	10,000	(2,075,000)
Phelps Dodge Corp.	January, 2007	100.00	800	(168,000)
	January, 2008	115.00	500	(210,000)
Schlumberger Ltd.	January, 2008	90.00	1,500	(378,750)

TOTAL COVERED CALL OPTIONS WRITTEN (Premiums received $9,546,854)				(5,057,160)

PUT OPTIONS WRITTEN
ConocoPhillips	January, 2008	$50.00	1,500	(386,250)

TOTAL PUT OPTIONS WRITTEN (Premiums received $340,744)				(386,250)
TOTAL OPTIONS WRITTEN (Premiums received $9,887,598)				$(5,443,410)

SCHEDULE OF SECURITIES SOLD SHORT

NAME	SHARES	VALUE
American Eagle Outfitters	(90,200)	$(3,953,466)
Arch Coal Inc.	(44,600)	(1,289,386)
Archer-Daniels-Midland Co.	(88,600)	(3,356,168)
CH Robinson Worldwide Inc.	(71,900)	(3,205,302)
Cheniere Energy Inc. (a)	(49,100)	(1,458,761)
Comerica Inc.	(69,700)	(3,967,324)
CONSOL Energy Inc.	(68,200)	(2,163,986)
Countrywide Financial	(54,600)	(1,913,184)
Cummins Inc.	(28,800)	(3,433,824)
Dominion Resources Inc.	(40,000)	(3,059,600)
Downey Financial Corp.	(85,600)	(5,695,824)
El Paso Corp.	(111,300)	(1,518,132)
Factset Research Systems Inc.	(3,200)	(155,424)
Harley-Davidson Inc.	(60,800)	(3,815,200)
Jefferies Group Inc.	(11,500)	(327,750)
LandAmerica Financial	(28,100)	(1,848,699)
Longs Drug Stores Corp.	(47,800)	(2,199,278)
Massey Energy Company	(51,100)	(1,070,034)
Nabors Industries Ltd. (a)	(58,500)	(1,740,375)
Panera Bread Co. (a)	(36,700)	(2,137,775)
Patterson-UTI Energy Inc.	(287,300)	(6,826,248)
Peabody Energy Corp.	(55,400)	(2,037,612)
Polaris Industries Inc.	(20,000)	(823,000)
Sony Corp. - Spon ADR	(106,300)	(4,290,268)
Thor Industries Inc.	(27,600)	(1,136,292)
Timken Co.	(82,300)	(2,450,894)

NAME	SHARES	VALUE
Toro Co.	(44,700)	$(1,884,999)
Unit Corp. (a)	(20,900)	(960,773)
United States Steel Corp.	(48,200)	(2,780,176)
Walter Industries Inc.	(48,600)	(2,074,248)
Whitney Holding Corp.	(28,600)	(1,023,022)
TOTAL SECURITIES SOLD SHORT (Proceeds $78,190,361)		$(74,597,024)

	Interest	Delivery	Principal
	Rate	Date	Amount	Value
TBA PURCHASE COMMITMENTS

Federal National Mortgage Association (FNMA) 30 Year TBA	5.50%	10/12/06	$25,000,000	$24,632,800

TOTAL TBA PURCHASE COMMITMENTS (Cost Payable $24,734,375)				$24,632,800

ADR - American Depositary Receipt

(a)	Non-Income Producing Security
(b)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933.
(c)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2006, these securities had total value of $22,885,534 or 2.41% of total net assets.

*	Security, or portion of security, is being held as collateral for written options and/or short sales.
^	Floating or variable rate security - rate disclosed as of September 30, 2006. Maturity date represents the next reset date.

See Notes to Financial Statements

SCHEDULE OF FORWARD CURRENCY EXCHANGE CONTRACTS

Currency Sold &	Currency	Currency Value	Unrealized
Settlement Date	Units Sold	in U.S. Dollars	Loss
	(000’s)
Hong Kong Dollar, 10/03/06	3,119	$400,330	$(100)

STATEMENT OF ASSETS & LIABILITIES

September 30, 2006 (unaudited)

Assets:
Investments, at value (Cost - see below)	$1,061,137,349
Cash	2,265,511
Deposit with broker for securities sold short and written options	76,307,986
Dividends receivable	1,356,292
Interest receivable	2,933,829
Receivable for investments sold	51,013,792
TBA purchase commitments, at value	24,632,800
Other assets	317,301
Total assets	1,219,964,860

Liabilities:
Securities sold short (Proceeds $78,190,361)	74,597,024
Options written at value (Premiums received $9,887,598)	5,443,410
Forward currency contracts	100
Payable for investments purchased and TBA purchase commitments	105,388,614
Interest due on loan	612,391
Dividends payable on securities sold short	149,937
Loan payable (Note 6)	84,251,600
Accrued investment advisory fee	1,003,087
Accrued administration fee	320,988
Accrued trustees fee	31,236
Total Liabilities	271,798,387

Net Assets	$948,166,473
Cost of Investments	$1,069,257,111

Composition of Net Assets:
Paid in capital	$985,894,842
Overdistributed net investment income	(8,719,080)
Accumulated net realized loss on investments, options, securities sold short and foreign currency transactions	(28,850,923)
Net unrealized depreciation in value of investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	(158,366)
Net Assets	$948,166,473

Shares of common stock outstanding of no par value, unlimited shares authorized	51,736,859
Net asset value per share	$18.33

See Notes to Financial Statements

STATEMENT OF OPERATIONS

For the period April 25, 2006 (inception) to September 30, 2006 (unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $105,226)	$3,457,944
Interest on investment securities	9,562,574
Interest on margin account	888,464
Total Income	13,908,982

Expenses:
Investment advisory fee	4,699,456
Administration fee	1,503,826
Trustees fee	65,343
Dividend expense - short sales	267,365
Interest on loan	684,227
Miscellaneous	1,274
Total Expenses	7,221,491

Net Investment Income	6,687,491

Net realized gain (loss) on:
Investment securities	(29,146,062)
Foreign currency transactions	(725,041)
Options	1,109,431
Securities sold short	(89,251)
Change in unrealized appreciation / depreciation on investments, options, securities sold short, and translation of assets and liabilities denominated in foreign currencies	(158,366)
Net loss on investments, options, securities sold short and foreign currency transactions	(29,009,289)
Net Decrease in Net Assets Attributable to Common Shares from Operations	$(22,321,798)

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

For the Period
April 25, 2006
(inception) to
September 30, 2006**

Common Shareholder Operations:
Net investment income	$6,687,491
Net realized gain (loss) from:
Investment securities	(29,146,062)
Securities sold short	(89,251)
Options	1,109,431
Foreign currency transactions	(725,041)
Net change in unrealized appreciation/depreciation on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	(158,366)
Net decrease in net assets attributable to common shares from operations	(22,321,798)

Distributions to common shareholders:
From net investment income	(15,406,571)
Net decrease in net assets from distributions	(15,406,571)

Capital Share Transactions:
Proceeds from sales of shares, net of offering costs	857,700,000
Proceeds from the underwriters’ over-allotment option exercised, net of offering costs	121,031,000
Net asset value of common stock issued to stockholders from reinvestment of dividends	7,063,842
Net increase from share transactions	985,794,842

Net Increase in Net Assets Attributable to Common Shares	948,066,473

Net Assets:
Beginning of period	100,000
End or period *	$948,166,473

* Includes overdistributed net investment income of:	$(8,719,080)

** Unaudited

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

	For the Period
	April 25, 2006
	(inception) to
	September 30, 2006**

Per Common Share Operating Performance
Net asset value - beginning of period	$19.10
Income from investment operations:
Net investment income	0.13
Net realized and unrealized loss on investments	(0.56)
Total from investment operations	(0.43)

Distributions to common shareholders from:
From net investment income	(0.30)
Total distributions to common shareholders	(0.30)

Capital Share Transactions:
Common share offering costs charged to paid in capital	(0.04)
Total capital share transactions	(0.04)
Net asset value - end of period	$18.33
Market price - end of period	$17.54

Total Investment Return - Net Asset Value(1):	-2.47%
Total Investment Return - Market Price(1):	-10.88%

Ratios and Supplemental Data
Net assets attributable to common shares, end of period (000)	$948,166
Ratios to average net assets attributable to common shareholders:
Net expenses	1.77	%(2)
Net expenses excluding dividends on short sales	1.71	%(2)
Net investment income	1.64	%(2)
Portfolio turnover rate	84%

(1)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value excludes a sales load of $0.90 per share for the period, effectively reducing the net asset value at issuance from $20.00 to $19.10. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(2)	Annualized

**	Unaudited

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

September 30, 2006 (unaudited)

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

The Fund is a closed-end management investment company that was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated January 12, 2006. The Fund is a non-diversified series with an investment objective to provide a high level of total return. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.

Security Valuation:  The net asset value per Share of the Fund is determined no less frequently than daily, on each day that the American Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. Securities held by the fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Over-the-counter securities traded on NASDAQ are valued based upon the closing price. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Securities for which there is no such quotation or valuation and all other assets are valued at fair value in good faith by or at the direction of the Trustees.

Foreign Securities:  The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is included with the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Options:  The Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non- income producing securities.

Written option activity as of September 30, 2006 was as follows:

Written Call Options	Contracts	Premiums

Outstanding at inception, April 25, 2006	—	—
Positions opened	33,957	$10,642,820
Expired	(5,000)	(144,955)
Closed	(2,000)	(950,971)
Split	3,000
Outstanding, September 30, 2006	29,957	$9,546,854
Market Value, September 30, 2006		$(5,057,160)

Written Put Options	Contracts	Premiums

Outstanding at inception, April 25, 2006	—	—
Positions opened	11,500	$1,232,694
Expired	(6,200)	(571,338)
Closed	(3,800)	(320,612)
Split	—	—
Outstanding, September 30, 2006	1,500	$340,744
Market Value, September 30, 2006		$(386,250)

Short Sales:  The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Income Taxes:  The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

Distributions to Shareholders:  The Fund intends to make a level dividend distribution each quarter to Common Shareholders after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by the Fund on the ex dividend date. The Fund has applied to the Securities and Exchange Commission for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to its Common Shares calls for periodic (e.g., quarterly/ monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount.

Securities Transactions and Investment Income:  Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates:  The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

2. TAXES

Net unrealized appreciation/depreciation of investments based on federal tax cost as of September 30, 2006 were as follows:

Gross appreciation (excess of value over tax cost)	$44,676,758
Gross depreciation (excess of tax cost over value)	(40,629,835)
Net unrealized appreciation	4,046,923
Cost of investments for income tax purpose	$1,057,090,426

3. CAPITAL TRANSACTIONS

Common Shares:  There are an unlimited number of no par value common shares of beneficial interest authorized. Of the 51,736,859 common shares outstanding on September 30, 2006, ALPS Fund Services, Inc. (“ALPS”) owned 5,236 shares. The Fund issued 45,000,000 common shares in its initial public offering on April 25, 2006. These common shares were issued at $20.00 per share before the underwriting discount of $0.90 per share. An additional 4,000,000 common shares were issued on May 18, 2006, as well as another 2,350,000 common shares were issued on June 12, 2006. These common shares were also issued at $20.00 per share before the underwriting discount of $0.90 per share. Offering costs of $2,054,000 (representing $0.04 per common share) were offset against proceeds of the offering and have been charged to paid-in capital of the common shares. ALPS and Clough Capital Partners agreed to pay those offering costs of the Fund (other than sales load, but inclusive of the reimbursement of the underwriter expenses of $0.0067 per common share) that exceed $0.04 per common share.

Transactions in common shares for the period ended September 30, 2006, were as follows:

Common shares outstanding - beginning of period	5,236
Common shares issued in connection with initial public offering	45,000,000
Common shares issued from underwriters’ over-allotment option exercised	6,350,000
Common shares issued as reinvestment of dividends	381,623
Common shares outstanding - end of period	51,736,859

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the period April 25, 2006 (Inception) to September 30, 2006 aggregated $1,703,651,565 and $633,441,272, respectively. Purchase and sales of U.S. government and agency securities, other than short-term securities, for the period April 25, 2006 (Inception) to September 30, 2006 aggregated $233,576,884 and $71,623,549, respectively.

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough Capital Partners L.P. (“Clough”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 1.00% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.32% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees,  trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

6. LINE OF CREDIT

On August 15, 2006, a Security Agreement between the Fund and The Bank of New York (“BONY”) was executed which allows the Fund to borrow against a secured line of credit from BONY an aggregate amount of up to $300,000,000. The borrowings under the BONY line of credit are secured by pledging the Fund’s portfolio securities as collateral. During the period ended September 30, 2006, the average borrowing was $20,844,695 with an average rate on borrowings of 6.53%.

7. OTHER

The Independent Trustees of the Fund receive a quarterly retainer of $3,500 and an additional $1,500 for each meeting attended.

DIVIDEND REINVESTMENT PLAN

September 30, 2006 (unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York (the “Plan Administrator” or “BONY”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BONY as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting BONY, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan

Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

FUND PROXY VOTING POLICIES & PROCEDURES

September 30, 2006 (unaudited)

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, 2006 are available without a charge, upon request, by contacting the Fund at 1-877-256-8445 and on the U.S. Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

September 30, 2006 (unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available upon request, by contacting the Fund at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov. You may also review and copy form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

NOTICE

September 30, 2006 (unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

INVESTMENT ADVISORY AGREEMENT

September 30, 2006 (unaudited)

On March 15, 2006, the Board of Trustees met in person to, among other things, review and consider the approval of the Advisory Agreement. In its consideration of the Advisory Agreement, the Trustees, including the non-interested Trustees, considered in general the nature, quality and scope of services to be provided by Clough.

Prior to beginning their review of the Advisory Agreement, counsel to the Fund, who also serve as independent counsel to the independent Trustees, discussed with the Trustees their fiduciary responsibilities in general and also specifically with respect to the approval of the Advisory Agreement.

 James Canty, a partner at Clough and a Trustee of the Fund, then discussed the organizational structure of Clough and the qualifications of Clough and its principals to act as the Fund’s adviser. He reviewed the professional experience of the portfolio managers, referring the Trustees to the biographies of himself, Chuck Clough and Eric Brock, Partners at Clough, emphasizing that Mr. Clough, Mr. Brock and he each had substantial experience as an investment professional. Mr. Canty stated that Clough is the investment adviser to the Clough Global Allocation Fund (the “Global Allocation Fund”) and the Clough Global Equity Fund (the “Global Equity Fund”), both closed-end funds. The Trustees, all of whom currently serve as trustees for the Global Allocation Fund and Global Equity Fund, acknowledged their familiarity with the expertise and standing in the investment community of Messrs. Clough, Canty and Brock and their satisfaction with the expertise of the Clough partners and the services provided by Clough to the Global Allocation Fund and Global Equity Fund. The Trustees concluded that the portfolio management team was well qualified to serve the Fund in those functions.

Mr. Canty then reviewed Clough’s plans to add both investment and administrative staff to service the additional closed-end fund. He described Clough’s procedures relating to compliance and oversight. He discussed Clough’s order management systems that contain pre-trade compliance functions which review each trade against certain of the Fund’s investment restrictions and applicable Investment Company Act of 1940 and Internal Revenue Code restrictions, and the efforts that Clough’s Chief Compliance Officer will undertake to summarize monthly for Clough’s management and quarterly for the Trustees any violations that may occur, as well any other violations detected through the manual monitoring that supplements the order management system’s testing. He also reviewed the adequacy of Clough’s facilities. The Trustees concluded that Clough appeared to have adequate procedures and personnel in place to ensure compliance by Clough with applicable law and with the Fund’s investment objectives and restrictions.

Mr. Canty described generally the investment objective and policies of the Fund and discussed the Fund’s target portfolio. He stated that the type of securities that the Fund would be investing in would be similar to the securities in which the Global Allocation Fund and Global Equity Fund invested. He described the theme-based portfolio strategy Clough Capital intends to employ for the Fund. Mr. Canty said that the Fund may purchase call options on investment positions within the themes in order to seek to enhance investment returns. Mr. Canty stated that the use of such option strategies will be opportunistic in nature.

He also stated that, like the Global Allocation Fund and Global Equity Fund, Clough intended to invest a portion of the Fund’s assets in iShares ETFs. He said that Clough would identify geographic areas, in particular emerging markets, in which they intend to invest a portion of Fund assets and how much to invest in each geographic location. In addition to identifying and purchasing individual securities in these markets, Mr. Canty stated that  iShares ETFs may be used to gain wider exposure to particular markets or regions without the expense of purchasing numerous foreign securities. He stated that investments in iShares also permit Clough to rapidly enter and exit these foreign markets without having to deal with currency conversions, settlement delays, or illiquidity that often characterize these less developed markets. Mr. Canty stated that, as a result of the use of Clough’s judgment to determine which iShares ETF to invest in, if any, the use of iShares ETFs would not result in the Fund receiving or paying for duplicative services provided by both Clough and the iShares investment adviser.

Mr. Canty next reviewed the terms of the proposed Advisory Agreement, stating that Clough would receive a fee of 1.00% of the average daily total assets of the Fund and that it would pay a fee equal to an annual rate of 0.15% of the average weekly total assets to Merrill Lynch. He stated that the profitability analysis of the investment advisory services provided by Clough will depend primarily on the asset size of the Fund. He said that based on a hypothetical size of $300 million, and if the Fund leveraged another $150 million, the net annual fee to Clough, after paying the 0.15% of the average weekly total assets to Merrill Lynch, would be approximately $3,825,000, but that that number could of course be higher or lower based on the size of the Fund. Mr. Canty stated that due to regulatory restrictions and oversight, managing a closed-end fund can be more labor intensive on the administrative, operational and compliance sides and therefore more costly to Clough than advising a hedge fund, Clough’s principal type of other large client. The Trustees then reviewed Clough’s income statement for the year ended December 31, 2005 and its balance sheet as of that date. In response to questions by the Trustees, Mr. Canty reviewed management fees received by Clough for other investment products Clough provides advisory services for and also discussed the capacity of Clough to advise another product.

Mr. Canty stated that in the near term, Clough did not expect any fall out benefits or any other direct or indirect benefits to result to it from its relationship with the Fund. Mr. Canty then reviewed with the Trustees Clough’s best execution, soft dollar practices and proxy voting policies.

The Board of Trustees reviewed and discussed materials prepared and distributed in advance of the meeting regarding the comparability of the proposed investment advisory fee of the Fund with the investment advisory fees of other investment companies, which had been prepared at the request of ALPS by Lipper Analytical Services and a Morningstar analysis. Mr. Canty advised the Board that the projected expenses for the Fund are 1.35%, not including dividends on short sales. He stated that including dividends on short sales, the Fund’s total expenses are estimated to be 1.46% With leverage, Mr. Canty stated that the Fund’s total expenses are estimated to be 2.13%, not including dividends on short sales. Including dividends on short sales, the Fund’s total expenses with leverage are estimated to be 2.34%.

For comparison, the Trustees first were presented with a Morningstar analysis comparing the proposed investment advisory fee of the Fund with investment advisory fees of long/ short open-end investment companies. The average total expenses for the Morningstar long/short open-end investment companies was approximately 2.30%. The average total expenses for the Morningstar open-end global equity funds was approximately 1.90% . Because the Fund is unique in the marketplace, Lipper had a difficult time presenting a large peer group for comparison. The Trustees compared fees from 7 closed-end investment companies that invest in foreign markets, primarily in geographic sectors or emerging markets, that did not use leverage (i.e., issue debt or preferred stock). The investment advisory fee for this group ranged from 0.333% to 1.150%, with a median of 0.925%. The total expenses for this group ranged from 1.042 % to 2.221%.

The Trustees were also presented with the fees from 4 closed-end investment companies that invest in foreign markets, primarily in geographic sectors or emerging markets, that used leverage. The investment advisory fee for this group ranged from 0.90% to 1.50%, with a median of 1.35%. The total expenses for this group ranged from 1.79% to 2.59%, with a median of 2.11%. The Trustees noted that there is one other closed-end fund that uses leverage that employs a long/short strategy and that the fund’s total expense ratio is 1.25%. The Trustees pointed out that this fund is an equity only fund that does not use asset allocation.

The Trustees noted that, except for the one closed-end fund with a long/short strategy, the objectives of these funds in the two analyses differed from the Fund’s objectives and policies; however the Trustees believed that the analyses provided a sufficient comparative universe. Mr. Canty stated that the increase in the investment advisory fee Clough is to receive from the Fund in relation to the fees paid by the Global Allocation Fund and Global Equity Fund is within the average and medians provided by the comparative universe.

At this point, W. Robert Alexander (the Fund’s Chairman at the time) and Mr. Canty, both “interested persons” of the Fund, as well as the other representatives of ALPS, left the meeting. The non-interested Trustees, with the assistance of legal counsel, reviewed and discussed in more detail the information that had been presented relating to Clough, the Advisory Agreement and Clough’s profitability.

Mr. Alexander, Mr. Canty and the representatives of ALPS rejoined the meeting. Discussion ensued regarding the additional compensation of 0.15% of the Fund’s average daily total assets Clough will make to Merrill Lynch during the continuance of the Investment Advisory Agreement between Clough and the Fund for certain after-market support services to Clough. The Board of Trustees present in person, with the non-interested Trustees present in person voting separately, unanimously concluded that the proposed investment advisory fee of 1.00% of the Fund’s total assets is fair and reasonable for the Fund and that the Advisory Agreement is in the best interests of the Fund and its shareholders.

TRUSTEES & OFFICERS

September 30, 2006 (unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” Additional information about the Trustees is available, without charge, upon request by contacting the Fund at 1-877-256-8445.

INTERESTED TRUSTEES AND OFFICERS

Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During	Fund Complex
	Length of Time	past 5 years* and other	Overseen by
Name, Age and Address	Served	Directorships Held by Trustee	Trustee

James E. Canty Age - 44 One Post Office Square 40th Floor Boston, MA 02109	Trustee and Portfolio Manager/Since Inception

Mr. Canty is a founding partner, Chief Financial Officer and General Counsel for Clough. Prior to founding Clough in 2000, Mr. Canty worked as a corporate and securities lawyer and Director of Investor Relations for Converse, Inc. from 1995 to 2000. He was a corporate and securities lawyer for the Boston offices of Goldstein & Manello, P.C. from 1993 to 1995 and Bingham, Dana and Gould from 1990 to 1993. Mr. Canty served as an Adjunct Professor at Northeastern University from 1996 to 2000. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Board of Trustees of Clough Global Equity Fund and Clough Global Allocation Fund. Because of his affiliation with Clough, Mr. Canty is considered an “interested” Trustee of the Fund.

3

Edmund J. Burke Age - 45 1625 Broadway, Ste. 2200 Denver, CO 80202	Principal Executive Officer and President/Since Inception Trustee/Since July 12, 2006	Mr. Burke is President and a Director of ALPS. Mr. Burke joined ALPS in 1991 as Vice President and National Sales Manager. Because of his position with ALPS, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is currently the President of Reaves Utility Income Fund and Financial Investors Trust, President and Trustee of Clough Global Equity Fund and Clough Global Allocation Fund and Trustee of Financial Investors Variable Insurance Trust.	3

Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During	Fund Complex
	Length of Time	past 5 years* and other	Overseen by
Name, Age and Address	Served	Directorships Held by Trustee	Trustee

Jeremy O. May Age - 36 1625 Broadway, Ste. 2200 Denver, CO 80202	Treasurer/Since Inception

Mr. May is Managing Director of ALPS. Mr. May joined ALPS in 1995 as a Controller. Because of his position with ALPS, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is currently the Treasurer of Reaves Utility Income Fund, Clough Global Equity Fund, Clough Global Allocation Fund and Financial Investors Trust.

N/A

Kimberly R. Storms Age - 34 1625 Broadway, Suite 2200 Denver, CO 80202	Assistant Treasurer/Since Inception

Ms. Storms is Director of Fund Administration and Vice-President of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Clough Global Equity Fund, Clough Global Allocation Fund, Reaves Utility Income Fund and Financial Investors Trust and Assistant Secretary of Ameristock Mutual Fund, Inc.

N/A

Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During	Fund Complex
	Length of Time	past 5 years* and other	Overseen by
Name, Age and Address	Served	Directorships Held by Trustee	Trustee

Erin Douglas Age - 29 1625 Broadway, Ste. 2200 Denver, CO 80202	Secretary/Since Inception

Ms. Douglas is Associate Counsel of ALPS. Ms. Douglas joined ALPS as Associate Counsel in 2003. Ms. Douglas is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Douglas is currently the Secretary of Financial Investors Trust, Clough Global Equity Fund and Clough Global Allocation Fund.

N/A

Michael T. Akins Age - 30 1625 Broadway, Ste. 2200 Denver, CO 80202	Chief Compliance Officer/Since September 20, 2006

Mr. Akins is Deputy Chief Compliance Officer of ALPS. Mr. Akins served as Assistant Vice-president and Compliance Officer for UMB Financial Corporation. Before joining UMB, Mr. Akins was an Account Manager at State Street Corporation. Mr. Akins is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Akins also serves as Chief Compliance Officer of Clough Global Equity Fund, Clough Global Allocation Fund, Financial Investors Trust and Reaves Utility Income Fund.

N/A

INDEPENDENT TRUSTEES

Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During	Fund Complex
	Length of Time	past 5 years* and other	Overseen by
Name, Age and Address	Served	Directorships Held by Trustee	Trustee

Andrew C. Boynton Age - 50 Carroll School of Management Boston College Fulton Hall 510 140 Comm. Ave. Chestnut Hill, MA 02467	Trustee/Since March 2005

Mr. Boynton is currently the Dean of the Carroll School of Management at Boston College. Mr. Boynton served as Professor of Strategy from 1996 to 2005 and Program Director of the Executive MBA Program from 1998 to 2005 at International Institute of Management Development, Lausanne, Switzerland (“IMD”). Prior to that he was an Associate Professor at the Kenan-Flagler Business School, University of North Carolina, Chapel Hill from 1994 to 1996, Visiting Professor at IMD, Lausanne, Switzerland from 1992 to 1994 and Assistant Professor, Darden School, University of Virginia from 1987 to 1992. Mr. Boynton is also a Trustee of the Clough Global Equity Fund and Clough Global Allocation Fund.

3

Robert Butler Age - 65 12 Harvard Drive Hingham, MA 02043	Trustee/Since Inception Chairman/Since July 12, 2006

Mr. Butler is currently an independent consultant for businesses. Mr. Butler was President of the Pioneer Funds Distributor, Inc. from 1989 to 1998. He was Senior Vice-President from 1985 to 1988 and Executive Vice-President and Director from 1988 to 1999 of the Pioneer Group, Inc. While at the Pioneer Group, Inc. until his retirement in 1999, Mr. Butler was a Director or Supervisory Board member of a number of subsidiary and affiliated companies, including: Pioneer First Polish Investment Fund, JSC, Pioneer Czech Investment Company and Pioneer Global Equity Fund PLC. From 1975 to 1984 Mr. Butler was a Vice-President of the National Association of Securities Dealers. Mr. Butler is currently Chairman and a Trustee of the Clough Global Equity Fund and Clough Global Allocation Fund.

3

			Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During	Fund Complex
	Length of Time	past 5 years* and other	Overseen by
Name, Age and Address	Served	Directorships Held by Trustee	Trustee

Mr. Adam Crescenzi Age - 64 100 Walden Street Concord, MA 01742	Trustee/Since Inception	Mr. Crescenzi is a founding partner of Telos Partners, a business advisory firm founded in 1998. Prior to that, he served as Executive Vice President of CSC Index. Mr. Crescenzi is currently a Trustee of Dean College and Clough Global Equity Fund, Clough Global Allocation Fund, and Chairman of the Board of Directors of Creative Realities and ICEX, Inc. Mr. Crescenzi is an active member of the strategie committee of the Patrons of Boston College McMullen Museum of Arts.	3

John F. Mee, Esq. Age - 63 1625 Broadway, Ste. 2200 Denver, CO 80202	Trustee/Since Inception	Mr. Mee is an attorney practicing commercial law, family law, products liability and criminal law. He was an instructor in the Harvard Law School Trial Advocacy Work-shop from 1990 to 2002. Mr. Mee is a member of the Bar of the Commonwealth of Massachusetts. He serves on the Board of Directors of Holy Cross Alumni Association and Board of Trustees of the Clough Global Equity Fund and Clough Global Allocation Fund.	3

Richard C. Rantzow Age - 68 1625 Broadway, Suite 2200 Denver, CO 80202	Trustee/Since Inception Vice-Chairman/ Since July 12, 2006	Mr. Rantzow was the Chief Financial Officer and a Director of Ron Miller Associates, Inc. (manufacturer). Prior to that, Mr. Rantzow was Managing Partner (until 1990) of the Memphis office of Ernst & Young. Mr. Rantzow is also Vice-Chairman and Trustee of the Clough Global Equity Fund and Clough Global Allocation Fund.	3

Jerry G. Rutledge Age - 62 2745 Springmede Court Colorado Springs, CO 80906	Trustee/Since Inception	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank, a Regent of the University of Colorado and a Trustee of Clough Global Equity Fund and Clough Global Allocation Fund.	3

CLOUGH GLOBAL OPPORTUNITIES FUND
1625 Broadway, Suite 2200
Denver, CO 80202
1-877-256-8445

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information about the Fund, including a prospectus, please visit www.cloughglobal.com or call 1-877-256-8445.

Item 2.  Code of Ethics.

Not applicable to semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.  Principal Accounting Fees and Services.

Not applicable to semi-annual report.

Item 5.  Audit Committee of Listed Registrant.

Not applicable.

Item 6.  Schedule of Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8:  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to Vote of Security Holders

The Registrant has adopted the following changes to its procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

The Board of Trustees of the Registrant will as part of its authority and responsibilities, seek individuals qualified to become members of the Board of Trustees, including evaluating persons suggested by shareholders. In connection with filling vacancies or expanding the Board of Trustees, the Board of Trustees will evaluate the suitability of individual candidates in the context of the Board  as a whole, with the objective of recommending a group or individual candidate that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment, relying on its diversity of experience. Candidates may be nominated by the Board of Trustees or by shareholders by submitting the name and basic qualifications of the candidates to the Secretary of the Registrant at Clough Global Opportunities Fund, 1625 Broadway, Suite 2200, Denver, Colorado 80202.

Item 11.  Controls and Procedures.

(a)            The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended)  during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Not applicable to semi-annual report.

(a)(2)  The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)  Not applicable.

(b)  A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President

Date:	December 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	December 8, 2006

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer/Principal Financial Officer

Date:	December 8, 2006